As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-164118
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 20
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-04460
Amendment No. 218
☒
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options®
Individual Modified Premium Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Prospectus: May 1, 2026
This Prospectus describes an Individual Modified Premium Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of investment options, policy benefits, or other policy features described in this prospectus may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations for additional information).
The Owner bears the entire investment risk; there is no guaranteed minimum value.
The prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first nine Policy Years the Policy lapses. Generally, the Policy will remain in force as long as the scheduled premium payments are made. If the "Special Premium Payment Provision" is in effect, the Owner will not have to pay the scheduled premiums to keep the Policy in force.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
This prospectus contains all material rights and features of the Policy, including any material variations in the Policy, such as the availability of certain riders.
Nationwide offers a variety of variable life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
You should read your Policy along with this prospectus.

Glossary
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Base Premium – Total scheduled premium minus the premium processing charge and any premium for supplementary benefits and extra-premium class.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Proceeds when the Insured dies.
The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with
NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Death Benefit – The greatest of: (1) the applicable Guaranteed Minimum Death Benefit for the Policy; (2) the Face
Amount plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special
Premium Payment Single Premium; or (3) the Policy Account Value on the date of death times the appropriate
Death Benefit Factor. This amount is adjusted to determine the Proceeds at death which is paid to the Beneficiary.

Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium
Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than to reinstate a Policy.

Face Amount – The Face Amount is specified in the Policy. If scheduled premiums are paid when due and there are no outstanding policy loans, this will be the minimum Death Benefit. The Owner may not increase or decrease the
Face Amount.

Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Insured – The person whose life NLIC insures under the policy and whose death triggers the payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Loan Value – The maximum amount that may be borrowed under the Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the Cost of Insurance Charge, Administration Charge, Minimum Death Benefit Guarantee Charge, First
Year Policy Charge, and the Supplementary Benefit Charge.

Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value– The Policy Account Value minus any applicable Surrender Charge and any outstanding policy loans and accrued interest.
NLIC, Nationwide, or the company – Nationwide Life Insurance Company.
Net Premiums – The remainder of a Base Premium after deduction of the 7½% charge for sales load and state premium tax or the remainder of an unscheduled premium after deduction of the Premium Expense Charge.

Owner, or the policy owner – The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.
Policy Account Value, or Cash Value – The total amount invested under the Policy. It is the sum of the Policy
Account Values in the Subaccounts. If there is an outstanding policy loan, the Policy Account Value in the General
Account will be added to the Policy Account Value of the Subaccounts to determine the Policy Account Value of the
Policy.

Policy Date – The date set forth in the Policy that is used to determine Policy Anniversaries, Policy Years and Policy
Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.

Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The 1st Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are non- smoker and smoker. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment which consists of the Premium Processing Charge, the Sales Charge, and the state and local premium tax charge.
Proceeds – The net amount to be paid to the Beneficiary when the Insured dies or when the Policy is surrendered.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The
SAI is not a prospectus, and should be read together with the prospectus. To obtain a copy of the SAI, write or call the Service Center.

Special Premium Payment Single Premium – An amount used to determine whether the Owner is required to pay scheduled premiums to keep the Policy in full force.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the Policy. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is NLIC’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our NLIC’s operations processing facility.

Subaccount – A division of the Separate Account. The assets of each Subaccount are invested exclusively in a corresponding Portfolio that is part of one of the Funds.
Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first nine Policy Years.
Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to the Separate Account's portfolio of securities to materially affect the value of the Separate Account. As of the date of this prospectus, NLIC is open whenever the New York Stock
Exchange is open, other than the Fridays following Thanksgiving and Christmas.

Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York
Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day.
Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – For up to 9 years from the Policy Date, surrender charges are deducted if the policy is surrendered or lapses (see Surrender Charges). These charges will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $5.00 per $1,000 of Face Amount plus 9.00% of the lesser of (1) the total premiums paid, less premium processing charges, to the date of surrender or lapse; or (2)
the scheduled Base Premium payable up to such date (or would have been payable up to such date if the Special Premium Payment Provision has been in effect). For example, for a policy with a $100,000 Face Amount, a complete surrender could result in a surrender charge of $830.30.

Transaction Charges
The policy owner may also be charged for other transactions as follows:
● Percent of Premium Charge – Deducted from each Premium payment.
● Transfer Charge – Deducted upon transfer for the 5th and each additional transfer made during a Policy Year.
● Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Supplementary Benefits.

Ongoing Fees and Expenses (periodic charges)
In addition to surrender charges, interest on any outstanding policy loans, and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard
Policy Charges and Supplementary Benefits. Please refer to the Policy Data Pages of your policy for rates applicable to the policy.

A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.26%[1]	1.90%[1]
1 As a percentage of underlying mutual fund net assets.

RISKS
Risk of Loss	Policy owners can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charges). In addition, taking policy loans may increase the risk of lapse and may result in adverse tax consequences (see Loan
Privilege).

Risks Associated with Investment Options
● Investment in this policy is subject to the risk of poor investment performance.
Investment Experience can vary depending on the performance of the investment options chosen by the policy owner.
● Each investment option will have its own unique risks.
● Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of
Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see Principal Risks).

RISKS
Policy Lapse
The policy is at risk of lapsing when the Net Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Net Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to lapse. There is no separate additional charge associated with reinstating a lapsed policy;
however, payment of sufficient Premium and repayment or reinstatement of any
Indebtedness will be required (see Reinstatement). The Death Benefit will not be paid if the policy has lapsed.

For more information, see Principal Risks and Policy Duration.

RESTRICTIONS
Investments
● Nationwide may restrict the form in which Subaccount transfer requests will be accepted
(see Transfers and Transfer Restrictions).
● Nationwide may limit the frequency and dollar amount of transfers (see Transfers).
● Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Investments).
● Transfers between Sub-Accounts are subject to restrictions designed to deter short-term and excessively frequent transfers (see Transfer Restrictions).
● Not all investment options may be available under your policy (see Appendix B:
Portfolios Available Under the Policy).
● The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).

Optional Benefits
● Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
● Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
● The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
For more information, see Supplementary Benefits.

TAXES
Tax Implications
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
● Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Federal Income Tax Considerations.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commissions and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see
Distribution of Policies).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, and any surrender charge to terminate the existing policy, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The Policy is an Individual Modified Premium Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Owner will select a premium payment plan for the policy at the time of application. Within limits, the Owner may vary the frequency and amount of the premiums paid, see Payment and Allocation of Premiums.
Net Premium, loan repayments, and Policy Account Value may be allocated to one or more Subaccounts of the Separate Account. The Separate Account has Subaccounts which invest exclusively in Portfolios of mutual funds. The Separate Account contains a separate Subaccount for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix B: Portfolios Available Under the Policy.
Payment of insufficient premium may cause the policy to lapse.
Policy Features
Death Benefit Options
As long as the Policy remains in force, NLIC will pay the Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions. So long as the required scheduled premiums are paid, the Death Benefit will not be less than the applicable Guaranteed Minimum Death Benefit.
The Death Benefit is the greatest of:
(1)
the applicable Guaranteed Minimum Death Benefit for the Policy;
(2)
the Face Amount of the Policy plus the amount by which the Policy Account Value on the date of death exceeds the appropriate Special Premium Payment Single Premium; or
(3)
the Policy Account Value on the date of death times the Death Benefit Factor for the Insured's sex (if applicable), Attained Age, and Premium Class.
The Policy Account Value and Death Benefit, to the extent the Death Benefit includes or is based on the Policy Account Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested and cumulative variable account and policy charges assessed by NLIC over the life of the policy.
There are two Death Benefit options under the Policy – the Basic Death Benefit Option and the Increasing Death Benefit Option (the Increasing Death Benefit Option is subject to certain availability restrictions). The applicable Guaranteed Minimum Death Benefit depends upon which Death Benefit the owner chooses. Under each of the Death Benefit options, the Guaranteed Minimum Death Benefit is as follows:
Basic Death Benefit Option:	the Face Amount of the Policy;

Increasing Death Benefit Option:	the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option. If the Policy is issued with the Basic Death Benefit Option, the Owner may change to the Increasing Death Benefit Option only during the first Policy Year. If the Increasing Death Benefit Option is chosen, the Owner may not change to the Basic Death Benefit Option. A change in Death Benefit option may have tax consequences.
For additional information, see Death Benefit.
Transfers
The Owner may transfer Policy Account Value between and among the Subaccounts. We charge $25 for the 5th and each additional transfer during a Policy Year. Transfers between and among the Subaccounts are made as of the date NLIC receives the request. NLIC requires a minimum amount of $100 for each such transfer (see Transfers of Policy Account Value). We may restrict the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $300 (or such lesser minimum as may be required in a particular state), unless used to pay a scheduled premium. Total Policy loans may not exceed (1) for Policy Years 1 through 3, 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); and (2) for Policy Years 4 and thereafter, 90% of the cash surrender value. For Policies issued to Virginia residents, the policy loan available in all years will be 90% of the cash surrender value.
At the time of the application for the Policy, the Owner must elect one of two Policy loan interest rate options – either a fixed 8% rate per year or variable rate which will not exceed the greater of 5½% per year or the Corporate Monthly Bond Yield Average as published by Moody's Investors Service, Inc.
If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. NLIC transfers Policy Account Value in an amount equal to the loan to NLIC's General Account where it becomes collateral for the loan. The transfer is made pro-rata from each Subaccount. This collateral earns interest at an effective annual rate of 1.5% less than the annual rate then being charged for loans (see Loan Privilege).
Depending upon the investment performance of the Subaccounts, and the amounts borrowed, loans may cause a Policy to Lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences (see Federal Income Tax Considerations).
Withdrawal of Excess Net Policy Account Value
If the cash surrender value (Policy Account Value less any applicable Surrender Charge) of the Policy exceeds an amount called the Withdrawal Single Premium (which is the Attained Age net single premium for the Face Amount of the Policy) the Owner may be able to withdraw such excess Policy Account Value out of the Policy, subject to certain conditions. A withdrawal will reduce the Death Benefit, but not below the Guaranteed Minimum Death Benefit (see Withdrawal of Excess Policy Account Value). A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.

Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering or taking partial withdrawals from the Policy. Please refer to the Policy Data Pages of your Policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that an Owner will pay at the time the Owner pays premium into the Policy, surrenders or takes partial surrenders from the Policy, or transfers Policy Account Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge), depending on the Insured’s state of residence	2.50% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Sales Charge	Upon receipt of each premium payment	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)	5.00% of each scheduled Base Premium or unscheduled premium (after deducting the premium processing charge)
Premium Processing Charge	Upon receipt of each premium payment	$1.00 from each premium payment	$1.00 from each premium payment
Maximum Deferred Surrender Charge:
Contingent Deferred Sales Charge[2]	Upon surrender or lapse during the first nine Policy Years
During Policy Year 5,
9.00% of the lesser of:
(1) the total premiums
paid, less premium
processing charges, to
the date of surrender or
lapse; or (2) the
scheduled Base
Premiums payable up to
such date (or would have
been payable up to such
date if the Special
Premium Payment
Provision has been in
effect)

During Policy Year 5,
9.00% of the lesser of: (1)
the total premiums paid,
less premium processing
charges, to the date of
surrender or lapse; or (2)
the scheduled Base
Premiums payable up to
such date (or would have
been payable up to such
date if the Special
Premium Payment
Provision has been in
effect)

Contingent Deferred Administrative Charge[3]	Upon surrender or lapse during the first nine Policy Years	During Policy Years 1-5, $5.00 per $1,000 of Face Amount	During Policy Years 1-5, $5.00 per $1,000 of Face Amount
Transfer Fees[4]	Upon transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	Upon invoking this rider	$250	$100
1
NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax.

2
Beginning in the 6th Policy Year, the Contingent Deferred Sales Charge decreases each Policy Year to 0% after the 9th Policy Year.
3
Beginning in the 6th Policy Year, the Contingent Deferred Administrative Charge decreases each Policy Year to $0 after the 9th Policy Year.
4
NLIC does not assess a transfer charge for the first four transfers each Policy Year.
The next table describes the fees and expenses that an Owner will pay periodically while the Policy is in force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[5] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $458.71 per $1,000 of Net Amount at Risk per month	$0.05 - $121.67 per $1,000 of Net amount at Risk per month
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.28 per $1,000 of Net Amount at Risk per month	$0.25 per $1,000 of Net Amount at Risk per month
First Year Policy Charge[6]	On Policy Date and monthly on Policy Processing Day	$5.00	$5.00
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$3.25 plus $0.015 per $1,000 of Face Amount	$3.25 plus $0.015 per $1,000 of Face Amount
Minimum Death Benefit Guarantee Charge[7]	On Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit	$0.01 per $1,000 of the Guaranteed Minimum Death Benefit
Mortality and Expense Risk Charge	Daily	Annual rate of 0.60% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate of 0.60% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge[8]	On Policy Anniversary or earlier, as applicable[9]	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates	Fixed annual rate of 8.00% or a variable loan interest rate equal to the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates
Optional Benefit Charges[10]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge

Accidental Death Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.80 - $3.60 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 32, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment	$0.91 per $1,000 of rider coverage amount added to each scheduled premium payment
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment	Annual rate of $0.17 - $5.32 per $1,000 of Face Amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.16 - $4.92 per $1,000 of Face Amount
Charge for an Insured, Issue Age 34, assuming monthly scheduled premium payments and the Special Premium Payment Provision is not in effect	Payable with the scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment	$0.03 per $1,000 of Face Amount added to each scheduled premium payment
Guaranteed Purchase Option Rider: Minimum and Maximum Charge	Payable with the scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment	Annual rate of $0.68 - $2.60 per $1,000 of rider coverage amount added to each scheduled premium payment
	If the Special Premium Payment Provision is in effect, on the Policy Processing Day a scheduled premium otherwise would be due	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount	If the Special Premium Payment Provision is in effect, an annual rate of $0.63 - $2.40 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0 assuming monthly scheduled premium payments, the Special Premium Payment Provision is not in effect and the Policy has the Disability Waiver of Premium Rider	Payable with the scheduled premium payment	$0.06 per $1,000 of rider coverage amount per month	$0.06 per $1,000 of rider coverage amount per month
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
5
Cost of Insurance Charges vary based on the Insured's Attained Age, sex, Premium Class, and Net Amount at Risk. The Cost of Insurance Charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed Cost of Insurance Charge applicable to the Policy, and more detailed information concerning the Owner's Cost of Insurance Charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
6
NLIC only deducts the First Year Policy Charge on the first 12 Policy Processing Days.

7
For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the Minimum Death Benefit Guarantee Charge is $0.50 per month.
8
The maximum guaranteed net cost of loans is 1.50% annually (after offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate).
9
While a policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.
10
Charges for the Accidental Death Benefit, Disability Waiver of Premium Benefit, and Guaranteed Purchase Option Riders may vary based on the Insured's Issue Age, Premium Class, premium mode, Face Amount, and rider coverage amount. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Owner's Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, scheduled premiums, and riders requested.
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that an Owner may periodically pay while the Policy is in force. Expenses shown may change over time and may be higher or lower in the future. A complete list of the underlying mutual funds available under the Policy, including their annual expenses, may be found at the back of this document in Appendix B: Portfolios Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.26%	1.90%
Principal Risks
Variable life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary. Policy owners accessing the Policy Account Value could incur potentially substantial surrender charges. The Policy Account Value, and the Death Benefit to the extent the Death Benefit includes or is based on the Policy Account Value, will be dependent upon the investment performance of the policy owner’s investment allocations and the fees, expenses, and charges paid over the life of the policy. A policy owner may not earn sufficient returns from his or her selection of investment options to pay the policy’s periodic charges in which case additional Premium payments may be required over the life of the policy to prevent Lapse. Policy guarantees that exceed the value of the separate account, including payment of the Death Benefit, are subject to Nationwide’s claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Subaccount Investment Experience
The Sub-Accounts invest in underlying mutual funds. Underlying mutual funds are variable investments, meaning their value will increase or decrease based on the performance of their portfolio holdings. As such, the Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Subaccount charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional. The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. The Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned.

Risk of Lapse
If the Owner does not pay a scheduled premium (after the first scheduled premium) by its due date, the Policy may enter a 61-day Grace Period, beginning from the payment due date. If the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid scheduled premium was due. The Policy generally will not lapse if: (1) scheduled premiums are paid on or before their due dates or within the Grace Period (even if the Investment Experience of the Subaccounts has been so unfavorable that there is no Policy Account Value); (2) the Special Premium Payment Provision is in effect (e.g., if the Policy Account Value exceeds a particular amount), so that the Owner is not required to pay scheduled premiums to keep the Policy in full force (see Payment and Allocation of Premiums); or (3) the Automatic Premium Loan provision is in effect, so that any scheduled premium that has not been paid by the end of the Grace Period will be paid by a Policy loan (see Automatic Premium Loan).
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for nine Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if the Owner pays the scheduled premiums under the Policy.
Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The Death Benefit Proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the Death Benefit Proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.
Cybersecurity
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes NLIC susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to conduct its businesses or administer the policy (e.g., calculate unit values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI powered tools.
Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that NLIC, its service providers, intermediaries, or the underlying mutual funds will be able to avoid or readily detect cybersecurity incidents affecting policy owners in the future.
In the event that policy administration or Policy Account Values are adversely affected as a result of a failure of NLIC’s cybersecurity controls, NLIC will take reasonable steps to take corrective action and restore Policy Account Values to the levels that they would have been had the cybersecurity incident not occurred. NLIC will not, however, be responsible for any adverse impact to policies or Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.

Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The Investment Experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix B: Portfolios Available Under the Policy.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.

Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)
remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)
substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)
substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)
transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)
combine the Separate Account with other separate accounts, and/or create new separate accounts;
(6)
deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)
modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the sub-accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
Transfers
Transfers of Policy Account Value
The Owner may transfer the Policy Account Value between and among the Subaccounts by making a transfer request to NLIC. The amount transferred must be at least $100, unless the total value in a Subaccount is less than $100, in which case the entire amount may be transferred.
The transfer will be effective as of the date of receipt of the transfer request at NLIC's Service Center. We deduct a $25 charge from the amount transferred for the 5th and each additional transfer in a Policy Year. We may restrict the quantity and mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.

Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount without having such transfer count toward the four transfers permitted each Policy Year free of charge. However, any such transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the Policy is issued by properly completing the election form and returning it to NLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will end when the total value in the Subaccounts is less than $1,000, a transfer is made, or there is a change to the current premium allocation instructions. There is no additional charge for this program. NLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of Policies, for any reason. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Example:
Owner elects to participate in Automatic Asset Rebalancing and has instructed his Policy
Account Value be allocated as follows and rebalanced on a quarterly basis: 40% to
Subaccount A, 40% to Subaccount B, and 20% to Subaccount C. Each quarter, Nationwide will automatically rebalance Owner’s Policy Account Value by transferring Policy Account
Value among the three elected Subaccounts so that his 40%/40%/20% allocation remains intact.

Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•
the dilution of the value of Policy Owners' interests in the Portfolio;
•
Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•
increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.
Currently, none of the Portfolios assess a short-term trading fee.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.

As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers within one calendar quarter
NLIC will mail a letter to the Policy Owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfers events total 11 within two consecutive calendar quarters or 20 within one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfers within one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
For calendar year restrictions, each January 1, NLIC will start the monitoring anew, so that each Policy starts with 0 transfer events each January 1. However, for restrictions on transfer events within two consecutive calendar quarters, Nationwide does not start the monitoring anew on January 1. Instead, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC may generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, as described herein.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
(2)
request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
(3)
instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.

Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by telephone at 1-800-688-5177 (TDD 1-800-238-3035)
•
by mail to Nationwide Life Insurance Company, P.O. Box 182928, Columbus, Ohio 43218-2928
•
by fax at 1-888-677-7393
•
by Internet at www.nationwide.com or access is also available to the Owner at https://provconnect.nationwidefinancial.com
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.

The Policy
The Individual Modified Premium Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the policy. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy will not lapse if scheduled premiums are paid and the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Policy Account Value will increase or decrease to reflect the investment performance of any Subaccounts to which Policy Account Value is allocated. There is no guaranteed minimum Net Cash Surrender Value. If scheduled premium payments are not made, then, after a Grace Period, the Policy will lapse without value, see Policy Duration. However, if the "Special Premium Payment Provision" is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount, see Payment and Allocation of Premiums. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "modified premium" because while there is a fixed schedule for premium payments, the Owner may, subject to certain restrictions, make additional unscheduled payments.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.
This Policy is issued for Insureds with Issue Ages of 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. The minimum Face Amount is $50,000. We reserve the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time. NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC Service Center or the Owner's agent.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember that the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must in the currency of the United States of America.
In order to comply with the USA Patriot Act, and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
The principal right of the Beneficiary is the right to receive the Proceeds under the Policy. Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Proceeds intended for a minor’s benefit.
Community Property States
In community property states, the Policy Owner’s spouse may have a community property interest in the Proceeds of a life insurance policy even if the spouse is not a named party on the policy. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Policy Owner should seek legal advice regarding the applicability of community property laws to the policy and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the policy.
Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:
•
to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•
to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
(a)
paid in cash; or
(b)
applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
For Policies sold in New York State, if dividends are ever declared they will be paid under one of the options above, or left to accumulate at interest or used to buy paid-up additions, as chosen by the Owner.
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•
the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•
the current Net Cash Surrender Value;
•
the current death benefit;
•
the current amount of any Indebtedness;
•
any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•
any other information required by law.

Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan). Policy Owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the policy. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
(1)
the Death Benefit; plus
(2)
any additional benefits due under a supplementary benefit rider attached to the Policy; minus
(3)
any loan and accrued loan interest on the Policy; minus
(4)
any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Standard Death Benefit Options
The Policy provides two Death Benefit options.
•
under the Basic Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
•
under the Increasing Death Benefit Option, the Death Benefit is equal to the greatest of: (1) the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death; (2) the Face Amount of the Policy plus the amount by which the Policy Account Value of the Policy on the date of death exceeds the appropriate 7½% Special Premium Payment Single Premium; or (3) the Policy Account Value of the Policy on the date of death times the Death Benefit Factor shown in the Policy for the Insured's sex (if applicable), Attained Age and Premium Class.
The Death Benefit is increased by the portion of any scheduled premium payment which applies to a period of time beyond the date of death. The amount payable is reduced by any policy loans and accrued interest and, if the Insured dies during the Grace Period, by that part of any required but unpaid scheduled premium which applies to a period prior to the date of death. The amount remaining after these adjustments is the Proceeds at death paid to the Beneficiary at the Insured's death.
Availability of Death Benefit Options
The Death Benefit option is chosen by the Owner at the time of application for the Policy. If the Policy is issued with the Basic Death Benefit, the Owner may change to the Increasing Death Benefit only during the first Policy Year. Once the Increasing Death Benefit has been chosen, the Owner may not subsequently change to the Basic Death Benefit. Changing the Death Benefit option may result in a change in Face Amount, and may have adverse tax consequences. A tax advisor should be consulted before changing the Death Benefit option.

The Guaranteed Minimum
As long as required scheduled premiums are paid, the Death Benefit is guaranteed never to be less than the applicable Guaranteed Minimum Death Benefit for the Policy. For a Policy with the Basic Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy. For a Policy with the Increasing Death Benefit, the Guaranteed Minimum Death Benefit is equal to the Face Amount of the Policy plus the sum of all unscheduled premiums received by NLIC as of the date of death.
How the Death Benefit May Vary
For purposes of determining the Cost of Insurance Charge, the Death Benefit is determined on each Policy Processing Day based on the Policy Account Value of the Policy (see Policy Account Value). The Death Benefit will be adjusted to the date of death. The Death Benefit and the Proceeds payable at the Insured's death, therefore, depend on the Policy Account Value of the Policy when the Insured dies. Favorable Investment Experience and premium payments in excess of scheduled premiums may result in an increase in the Death Benefit. Unfavorable Investment Experience may result in decreases in the Death Benefit, but never less than the Face Amount of the Policy. The Death Benefit will also vary depending upon whether the Basic Death Benefit or the Increasing Death Benefit applies.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit when: (1) the Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or (2) the Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional periodic charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Policy Account Value
The Policy Account Value is not guaranteed. Unless there is an outstanding policy loan, the total Policy Account Value of the Policy at any time is the sum of the Policy Account Values of the Subaccounts. If there is an outstanding loan, the total Policy Account Value equals the Policy Account Value in the General Account attributable to the loan plus the Policy Account Values of the Separate Account.
As described below, the Policy Account Value of each Subaccount may increase or decrease daily depending on the Investment Experience of the Subaccounts, the deduction of charges from the Policy Account Value, and any other transactions (e.g., transfers, withdrawals, and loans). Although the Policy offers the possibility of Policy Account Value appreciation, there is no assurance that such will occur. It is also possible, due to poor Investment Experience, for the Policy Account Value to decline to 0. NLIC does not guarantee a minimum Policy Account Value. Therefore, the Owner bears all the investment risk on the Policy Account Value.

How the Policy Account Value May Vary
The Policy Account Value of each Subaccount on the Policy Date is the portion of the Net Premium allocated to that Subaccount reduced by the portion of the Monthly Deduction on the first Policy Processing Day allocated to that Subaccount. Thereafter, the Policy Account Value of each Subaccount changes on each Valuation Day.
The Policy Account Value of each Subaccount reflects a number of factors, including the investment performance of the Portfolio, the receipt of scheduled and unscheduled premium payments, transfers from and to other Subaccounts, transfers to and from the General Account for a policy loan and repayment, any withdrawal of excess Policy Account Value, the Monthly Deductions from Policy Account Value, and the daily charges against the Subaccounts. For a Policy having the Increasing Death Benefit where unscheduled premiums are paid, the Policy Account Value may be slightly lower than that of the same Policy having the Basic Death Benefit.
Net Investment Factor
Each Subaccount has its own net investment factor. The net investment factor measures the investment performance of a Subaccount from one Valuation Day to the next. The factor increases to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying Portfolio. The factor decreases to reflect any capital losses, realized and unrealized, for the securities of the underlying Portfolio.
The asset charge for mortality and expense risks is deducted in determining the applicable net investment factor.
A description of how the net investment factor is determined and how it is reflected in the Policy Account Value of the Policy is set forth in Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy.
Payment and Allocation of Premiums
Scheduled Premiums
Scheduled premiums are payable during the Insured's lifetime on an annual basis or, if elected, more frequently. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. The scheduled premium is a level amount that does not change until the Premium Change Date (see below). If all required scheduled premiums are paid when due, the Policy will not lapse, even if adverse Investment Experience results in no Policy Account Value. If the Special Premium Payment Provision is in effect, scheduled premiums do not have to be paid for the Policy to stay in full force (see below). If that provision is not in effect, scheduled premiums must be paid to keep the Policy in full force (see Policy Duration).
Amount of Scheduled Premiums
The amount of scheduled premiums depends on the Face Amount of the Policy, the age of the Insured, the Insured's sex and Premium Class and the frequency of premium payments. The amount of scheduled premiums payable on Policies issued in states which require "unisex" policies, currently Montana, or in conjunction with employee benefit plans depends on all of the preceding factors except for the sex of the Insured.
For purposes of calculating premium rates, there are three groupings or "bands" of Face Amount. Each band has a different set of premium rates per $1,000 of Face Amount. The bands are: $50,000 - 99,999; $100,000 - 249,999; $250,000 and over. Generally, the premium rates per $1,000 of Face Amount will be lower for Policies in a higher Face Amount band. Premiums generally are higher for Policies issued for older Insureds. Premiums also are generally higher for male Insureds than comparable female Insureds. The Premium Classes available are Standard, Non-Smoker, Non-Smoker with Extra-Premium, and Extra-Premium. Lower premiums are charged to non-smokers who are at least 22 years of age (21 years of age for Policies issued to residents of Texas). Since there is no Non-Smoker class for Insureds under the age of 22, shortly before an Insured attains age 22, NLIC may notify the Insured about possible classification as a Non-Smoker. If the Insured does not qualify for the Non-Smoker class or does not respond to the notification, the Insured's Premium Class will remain Standard and the monthly deduction for cost of insurance will be based on Smoker mortality tables (see Monthly Deductions). If the Insured does respond to the notification and qualifies as a Non-Smoker, the scheduled premium for the Policy will be reduced and the monthly deduction for cost of insurance will be based on Non-Smoker mortality tables. Additional premiums are charged for a Policy with an extra-premium class and for any supplementary insurance benefits. In certain situations, such as term conversions, where less than normal underwriting expenses are incurred, NLIC may allow a credit toward the first scheduled premium.

Representative annual Base Premium amounts payable from the Policy Date until the Premium Change Date for Non-Smoker and Standard Premium Classes are shown in the following table:
	$50,000 Face Amount		$100,000 Face Amount
	Non-Smoker	Standard	Non-Smoker	Standard
Male, Issue Age 25	395.50	503.50	765.00	982.00
Female, Issue Age 35	508.50	594.00	991.00	1,163.00
Male, Issue Age 45	905.00	1,216.00	1,783.00	2,405.00
Female, Issue Age 55	1,236.50	1,442.00	2,445.00	2,856.00
Premiums are payable on an annual, semi-annual or quarterly basis. Premiums are payable monthly under the Automatic Payment Plan where the Owner authorizes NLIC to withdraw premiums from the Owner's checking account each month. If premiums are payable under the Automatic Payment Plan and such plan is terminated, the premium payment frequency will be changed to quarterly. The Owner may make deposits into a Premium Deposit Fund Account (PDF Account). If the Owner has a PDF Account, NLIC will automatically apply the amount in such account toward payment of the scheduled premium due on the premium due date. Any amounts held in a PDF Account earn interest at a fixed rate which will be declared by NLIC from time to time.
If scheduled premiums are paid more often than annually, the aggregate yearly premium will be higher. Although it is not guaranteed that Owners who pay premiums annually and those who pay more frequently than annually will achieve the same Policy Account Values, the higher premium for those who pay premiums more frequently is intended to decrease the likelihood that the Policy Account Values for such Owners will be significantly different than those of annual payors.
Since NLIC deducts a premium processing charge of $1.00 from each premium payment, Policies for which premiums are paid more frequently than annually will incur higher aggregate premium processing charges than Policies with premiums paid annually (see Premium Expense Charge).
The following table compares annual and monthly premiums for Insureds who are in the Non-Smoker Premium Class. Note that in these examples the sum of 12 monthly premiums for a particular Policy is approximately 106% of the annual premium for the Policy.
	$50,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, Issue Age 25	34.80	395.50	67.32	765.00
Female, Issue Age 35	44.75	508.50	87.21	991.00
Male, Issue Age 45	79.64	905.00	156.90	1,783.00
Female, Issue Age 55	108.81	1,236.50	215.16	2,445.00
Unscheduled Premiums
The Owner may make unscheduled premium payments at any time, subject to certain minimum and maximum limitations. The minimum unscheduled premium payment is $25. The maximum unscheduled premium which NLIC will accept in any Policy Year, without prior approval, is a multiple of the scheduled annual Base Premium, based on the Attained Age of the Insured, as shown in the following table.
Attained Age	Multiple of Scheduled Base Premium
0-59	10
60-65	8
66-70	6
71-75	5
76-80	4
81-85	3
86+	2
The Owner may plan to pay on a regular basis a premium amount in excess of the scheduled premium. NLIC will show this additional amount as payable on the premium notice. However, only the required scheduled premium shown on such notice must be paid to keep the Policy in full force.
The Policy Account Value of the Policy will immediately increase as of the date an unscheduled premium payment is received. This will increase the likelihood that the Special Premium Payment Provision will go into effect earlier than it otherwise would. If unscheduled premium payments are made, the Special Premium Payment Provision may go into effect slightly later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit. Of course, the Policy Account Value may subsequently increase or decrease depending upon the Investment Experience of the Subaccounts to which the net unscheduled premium is allocated. Depending upon the circumstances, the Death Benefit may or may not increase when an unscheduled premium payment is received. If the Special Premium Payment Provision has been in effect and scheduled premiums have been skipped, then payment of unscheduled premiums increases the total premiums paid and therefore can increase the amount of the Surrender Charge.
Premium Change Date
Each Policy sets forth a scheduled premium amount payable on the Policy Date and on each subsequent premium due date until the Premium Change Date. Each Policy also sets forth a higher premium amount payable on and after the Premium Change Date. The Premium Change Date is the Policy Anniversary nearest the Insured's Attained Age 70 or the 15th Policy Year, if later. Because of the premium change feature, the scheduled premiums payable before the Premium Change Date are lower than would otherwise be available and NLIC is able to provide a Guaranteed Minimum Death Benefit, as long as scheduled premiums are paid when due.
The higher premium amount specified in the Policy which is payable beginning on the Premium Change Date is based on the following assumptions:
(1)
no unscheduled premium payments are made;
(2)
maximum Cost of Insurance Charges are deducted in all Policy Years; and
(3)
the net rate of return for the chosen Subaccount is 4½%.
Two months prior to the Premium Change Date, NLIC will recompute the scheduled premium amount payable on and after such date, assuming all scheduled premiums due before the Premium Change Date are paid. If the Owner has made unscheduled premium payments, if the Cost of Insurance Charges deducted are less than the maximum charges, if the chosen Subaccount has a net rate of return greater than 4½%, or if any appropriate combination of these factors occurs, the amount of scheduled premiums payable on and after the Premium Change Date will usually be less than the premium amount payable on and after such date as shown in the Policy; in no event will the premium be greater than that shown in the Policy. If unscheduled premium payments are made, for a Policy with the Increasing Death Benefit, the premium payable on and after the Premium Change Date may be slightly higher than it would be for the same Policy with the Basic Death Benefit.
Special Premium Payment Provision
If the Special Premium Payment Provision is in effect, the Owner will not be required to pay scheduled premiums to keep the Policy in full force. Generally, this provision will take effect when the Policy Account Value exceeds a particular amount as described in more detail below.
The Special Premium Payment Provision operates on an annual basis. NLIC will notify the Owner if this provision goes into effect and each year that it stays in effect. To determine whether this provision will take effect for a Policy Year, NLIC will calculate whether the Policy Account Value on the Policy Processing Day two months before each Policy Anniversary, plus any scheduled but unpaid premiums due before the Policy Anniversary, exceeds an amount called the Special Premium Payment Single Premium. This is an amount which if paid as one sum, and given certain assumptions, which are described in the following paragraph, would be sufficient to purchase a single premium life insurance policy at the Insured's Attained Age with a face amount equal to the Policy's Face Amount. If the Policy Account Value exceeds this amount and if the required scheduled premiums due before the Policy Anniversary are paid, then the Special Premium Payment Provision goes into effect on that Policy Anniversary and remains in effect for one year. The Policy will remain in force for that year, regardless of whether the Owner makes premium payments or the Policy Account Value remains greater than the Special Premium Payment Single Premium (the "SPPSP"). If any premium payments are paid while the Special Premium Payment Provision is in effect, they will be considered unscheduled premium payments. Therefore, any premiums for supplemental benefits and extra-premium class will not be deducted from such premium payments. Instead, while the Special Premium Payment Provision is in effect, a portion of the premiums for supplemental benefits and extra-premium class will be deducted from the Policy Account Value at the premium frequency in effect (see Monthly Deductions).
The assumptions on which the SPPSP is based are:
(1)
current cost of insurance rates;
(2)
expense charges described herein;

(3)
a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
(4)
an amount sufficient to cover the cost of any supplementary benefits and extra-premium class; and
(5)
an assumed interest rate.
The assumed interest rate is 7.5% if the Special Premium Payment Provision was not in effect for the prior Policy Year, and is 9% if the provision was in effect for the prior Policy Year. Since the 7.5% assumed interest rate results in a higher SPPSP than when the 9% assumed interest rate is used, it is possible for the provision to stay in effect when the factors affecting Policy Account Value are less favorable than necessary initially to trigger the provision.
Since the effectiveness of the Special Premium Payment Provision depends on the amount of Policy Account Value, it depends upon all the factors that affect Policy Account Value, such as the Investment Experience, the amount and frequency of unscheduled premium payments, and the level of actual cost of insurance and other charges. Greater investment performance, payment of unscheduled premiums, and lower cost of insurance and other charges will each tend to increase the likelihood that the provision will go into effect. The provision also depends on the relationship between the Policy Account Value and the SPPSP, and the SPPSP increases with the Insured's Attained Age. Therefore, for older Insureds the Policy Account Value must be correspondingly higher to trigger this provision.
The time that the Special Premium Payment Provision goes into effect may also depend upon whether the Policy has the Basic or Increasing Death Benefit Option. Assuming that unscheduled premium payments have been made, for a Policy with the Increasing Death Benefit, the Policy Account Value may be slightly lower and the SPPSP higher than for the same Policy with the Basic Death Benefit. Therefore, where unscheduled premium payments have been made, the Special Premium Payment Provision may go into effect later for a Policy with the Increasing Death Benefit than it would for the same Policy with the Basic Death Benefit.
For Policies issued to residents of New York State, the determination of whether the Special Premium Payment Provision will take effect is based on whether the Policy Account Value exceeds the greater of the SPPSP and the Special Premium Payment Tabular Value (the SPPTV).
For a Policy with the Basic Death Benefit, the SPPTV is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
(1)
guaranteed (maximum) cost of insurance rates;
(2)
expense charges described herein;
(3)
a net investment return of 4½%;
(4)
payment of all scheduled premiums when due; and
(5)
no unscheduled premium payments or policy loans.
Because these assumptions are more conservative than the assumptions used to calculate the SPPSP, for New York Policies it is somewhat less likely, under certain circumstances, that the Special Premium Payment Provision will go into effect as early as it will for other Policies and New York Policies may require a higher net rate of return in order for the Special Premium Payment Provision to remain in effect for a subsequent year.
Automatic Premium Loan
The Owner may elect the Automatic Premium Loan (APL) provision in the Application for the Policy or by written request after the Policy is issued. The APL provision will be operative only when premiums are payable other than monthly. If the APL provision is operative, any scheduled premium which has not been paid by the end of the Grace Period will be paid by a policy loan within seven days after the end of such Grace Period, provided the Policy has sufficient loan value and the Special Premium Payment Provision is not in effect. The interest rate charged under the APL provision is the same as that charged for any other Policy loan (see Loan Privilege).
Premium Limitations
The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's cash surrender value (Policy Account Value less any applicable Surrender Charge) should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change (see Federal Income Tax Considerations). NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.
Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts in the same proportion as the premium was initially allocated to the Subaccounts. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner. For more information on MECs, see Federal Income Tax Considerations.
Allocation of Net Premiums
In the Application for the Policy, the Applicant elects to have net scheduled premiums, scheduled Base Premiums less the Premium Express Charge, 7½% allocated to one or more Subaccounts. No less than 5% of a Net Premium may be allocated to any chosen Subaccount. The allocation percentages for the chosen Subaccounts must be in whole numbers. This initial allocation will remain in effect until changed by written notification to NLIC.
The allocation percentages in effect for net scheduled premiums will also apply to net unscheduled premium payments (unscheduled premium payments less Premium Expense Charges, see Premium Expense Charge), unless NLIC is notified that a different allocation is to be used for that particular unscheduled premium. NLIC must be notified with each unscheduled premium payment whether the allocation percentages for scheduled premiums will be used. NLIC will allocate the first Net Premium to the Subaccounts on the later of the Issue Date of the Policy or the date NLIC receives the payment at its Service Center.
NLIC will allocate subsequent Net Premiums to the Subaccounts as of the date it receives the payment at its Service Center. For premiums paid under the Automatic Payment Plan, pre-authorized check, or Electronic Funds Transfer, such will be allocated to the Subaccounts on the date NLIC receives credit for the funds.
The values of the Subaccounts will vary with their Investment Experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. An Owner should compare his or her existing insurance and the Policy carefully. An Owner should replace his or her existing insurance only when he or she determines that the Policy is better for him or her. An Owner may have to pay a surrender charge on his or her existing insurance, and the Policy will impose a new surrender charge period. An Owner should talk to his or her financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, the Owner may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the existing insurance company, the issuance of the Policy may be delayed.
Policy Duration
Grace Period for Payment of Scheduled Premiums
If a scheduled premium is not paid and the Special Premium Payment Provision is not in effect, the Policy will enter a Grace Period. A Grace Period of 61 days from the due date is allowed for payment of scheduled premiums after the first scheduled premium. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. The 61-day Grace Period begins on the date of the notice. If scheduled premiums are paid on or before their due dates or within the Grace Period, the Policy will remain in full force even if the Investment Experience of the Subaccounts designated by the Owner has been so unfavorable that there is no Policy Account Value. When the Special Premium Payment Provision is not in effect and the Automatic Premium Loan provision is not operative, the failure to pay a scheduled premium by the expiration of the Grace Period will cause the Policy to lapse as of the date the unpaid premium was due. If the Policy lapses, the Owner can surrender the Policy for its Net Cash Surrender Value as of the date of lapse if this is a Valuation Day (otherwise on the Valuation Day next following the date of lapse), apply for reinstatement or continue the insurance as Extended Term Insurance or Reduced Paid Up Insurance. If the Insured dies during the Grace Period, NLIC will pay the Proceeds.
Reinstatement
The Policy may be reinstated within three years from the date the unpaid premium was due if it was not surrendered and the Owner provides Evidence of Insurability. Payment of a premium will be required equal to the greater of:
(a)
all unpaid scheduled premiums with interest at 6% per year compounded annually, plus any policy loan and accrued interest as of the end of the Grace Period; or
(b)
110% of the increase in the cash surrender value (Policy Account Value less any applicable Surrender Charge) resulting from reinstatement plus all overdue premiums for supplementary insurance benefits with interest at 6% compounded annually.
Upon reinstatement the Policy will have the same Policy Account Value and Death Benefit as if it had not lapsed. The date of reinstatement will be the date NLIC approves the application for reinstatement.
Options on Lapse
Extended Term Insurance (ETI)
The Net Cash Surrender Value as of the date this Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy fixed-benefit Extended Term Insurance for the Insured. The amount of insurance will equal the Death Benefit on the date of lapse minus any loan and accrued interest as of that date. The term period will be that which the single premium will provide for the Insured's Attained Age and sex. ETI has a Policy Account Value but no loan value. ETI will not be available if the Premium Class is Non-Smoker with Extra-Premium or Extra-Premium or the amount of paid up insurance would be greater than the amount of the ETI.
Reduced Paid Up Insurance (RPU)
The Net Cash Surrender Value as of the date the Option is applied, plus Monthly Deductions made on any Policy Processing Day on or after the date of lapse, will be used as a single premium to buy that amount of fixed-benefit insurance which will continue for the Insured's lifetime based on the Insured's Attained Age and sex. Reduced Paid Up Insurance has a loan privilege the same as that available for premium paying policies.
NLIC will apply ETI automatically unless it is not available or the Owner selects another option. If ETI is not available, RPU will be automatic. A selected option will be applied on the date NLIC receives written request at its home office; NLIC will apply an automatic option three months after the date of lapse. The option will be effective as of the date of lapse.
Exchange Privilege
Within six months after the effective date of a material change in the investment policy of any chosen Subaccount, the Owner may exchange the Policy for a fixed-benefit whole life insurance policy offered by NLIC on the life of the Insured.
No Evidence of Insurability is required to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy and the same Issue Age, issue date and Premium Class for the Insured as the Policy. Premiums for the new policy will be based on the rates which were in effect for the new policy on the Policy Date for that Policy.
The exchange will be subject to an equitable adjustment to reflect variances, if any, in the Policy Account Values and dividends of the Policy and the new policy. The method of calculating the adjustment is filed by NLIC with the appropriate state insurance regulatory authorities. Any policy loan and loan interest must be repaid on or before the effective date of the exchange.

Loan Privilege
The Owner may borrow from NLIC using the Policy as sole security for the loan. The Owner may borrow up to the difference between the Policy's current Loan Value and any outstanding policy loan and accrued interest. The minimum amount of any policy loan is $300 ($200 for Policies issued to residents of Connecticut), unless used to pay a scheduled premium. During Policy Years 1 through 3, the loan value of the Policy will be 75% of the cash surrender value (Policy Account Value less any applicable Surrender Charge); during Policy Year 4 and thereafter it will be 90% of the cash surrender value (90% in all years for Policies issued to residents of Virginia).
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
If on a Policy Anniversary the outstanding policy loan and accrued interest exceeds the cash surrender value, the Policy will terminate 31 days after NLIC mails notice to the Owner and any assignee of record at their last known addresses, unless a payment of the amount of such excess is made within that period. In no event will the required payment exceed the amount of the accrued loan interest plus all due and unpaid scheduled premiums.
While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest. The amount of any outstanding policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Proceeds at death.
Interest Rate
The interest rate charged on policy loans will be either a fixed annual rate of 8% or a variable loan interest rate. The Owner must select one of these rates in the Application for the Policy. If the fixed rate is selected, the Owner may later change to the variable rate. Such change will be effective as of the Policy Anniversary following receipt of written notice by NLIC at its Service Center. The Owner is not permitted to change from the variable rate to the fixed rate.
Interest is due at the end of each Policy Year on the Policy Anniversary. If not paid when due, the interest will be added to the loan and bear interest, beginning 23 days after the Policy Anniversary, at the applicable policy loan interest rate.
Variable Loan Interest Rate
The variable loan interest rate will be determined by NLIC to be effective as of the first day of each January, April, July and October, unless the state in which this Policy is delivered requires the determination to be made less frequently, such as yearly. The maximum interest rate will be the greater of 5½% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Service, Inc. (if this average is no longer published, a maximum rate set by state law or by the insurance supervisory official of the state in which the Policy is delivered will apply), for the calendar month ending two months prior to the date of change. If the maximum interest rate for the new period is at least ½% lower than the loan interest rate currently being charged, the rate for the new period will be decreased such that it is equal to or less than the maximum interest rate allowed for such period. If the maximum interest rate for the new period is at least ½% higher than the loan interest rate currently being charged, NLIC may, at its discretion, increase the rate for the new period to a rate that is no higher than the maximum interest rate allowed for such period. Any decrease in the variable loan rate is required; any increase in the rate is optional. NLIC will not necessarily charge the maximum variable loan interest rate.
Allocation of Loans and Repayments
When a loan is made, a portion of the Policy Account Value equal to the amount of the loan is transferred from the Subaccounts to NLIC's General Account. Repayment of a loan will result in a transfer back to the Subaccounts. A loan and any repayment will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount as of the date the loan or the repayment is made.
Effect of Loan
A loan taken from, or secured by, a Policy may, in certain circumstances, have adverse federal income tax consequences, see Federal Income Tax Considerations. A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts.

Interest Rate Credited
The amount maintained in the General Account will not reflect the Investment Experience of the Subaccounts during the period the loan is outstanding. Instead, interest will be credited on each Policy Processing Day on the loaned amount at an annual rate 1.50% below the 8% or variable interest rate charged on the policy loan. Interest credited on the loaned amount is an obligation of NLIC's general account and is dependent on NLIC's financial strength and claims paying ability.
Lapse with Loans Outstanding
The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Withdrawal of Excess Policy Account Value
The Owner may withdraw excess Policy Account Value from the Policy if two conditions are met. First, a cash withdrawal may be made only to the extent that the cash surrender value (the Policy Account Value minus any applicable surrender charge) is at least $300 more than an amount called the "Withdrawal Single Premium," which depends on the Insured's Attained Age. Second, a cash withdrawal may be made only if the amount withdrawn does not reduce the Policy's net loan value (Loan Value less existing policy loan and accrued interest) to zero, see Loan Privilege. Upon request, NLIC will tell the Owner how much may be withdrawn.
NLIC will process each withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of withdrawals under certain conditions.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
No more than four withdrawals may be made in a Policy Year. A withdrawal cannot be made for less than $300. Withdrawals cannot be repaid except as premium payments, subject to Premium Expense Charges, see Premium Expense Charge and any applicable limits on premium payments, see Payment and Allocation of Premiums. If the Owner does not specify an allocation for the withdrawal, it will be allocated among the Subaccounts based upon the net Policy Account Value of each Subaccount on the date of the withdrawal.
Calculation of Withdrawal Single Premium
The Withdrawal Single Premium is based on:
(1)
current cost of insurance rates;
(2)
expense charges described herein;
(3)
a Death Benefit equal to the applicable Guaranteed Minimum Death Benefit for the Policy;
(4)
an interest rate of 7½%; and
(5)
an amount sufficient to cover the cost of additional premiums for supplementary benefits and extra-premium class.
The Withdrawal Single Premium is the same as the Special Premium Payment Single Premium ("SPPSP") using the 7½% assumed rate (examples of the 7½% SPPSP are listed in Examples A and B), which is used to calculate whether the Special Premium Payment Provision goes into effect. Generally a withdrawal of excess cash cannot be made unless the Special Premium Payment Provision is in effect. There may be limited situations, however, where a cash withdrawal can be made although the Special Premium Payment Provision is not in effect, because the cash surrender value (Policy Account Value less any applicable Surrender Charge) may have increased since the SPPSP was last calculated. In addition, the Special Premium Payment Provision may be in effect during periods when cash withdrawals may not be made, for several reasons including: (1) the withdrawal provision depends on whether the cash surrender value exceeds the Withdrawal Single Premium, whereas the Special Premium Payment Provision depends on whether a larger amount, the Policy Account Value, exceeds the SPPSP; (2) the withdrawal provision is based on the 7½% SPPSP, whereas a smaller amount, the 9% SPPSP, is used to determine if the Special Premium Payment Provision will remain in effect for another year once it is in effect; and (3) since the minimum cash withdrawal is $300, cash withdrawals are permitted only if the cash surrender value is at least $300 greater than the Withdrawal Single Premium.
For Policies issued to residents of New York State, the amount that may be withdrawn is based on whether the cash surrender value is at least $300 more than the greater of the Withdrawal Single Premium and the Withdrawal Tabular Value.
For a Policy with the Basic Death Benefit, the Withdrawal Tabular Value is calculated like the Policy Account Value of the Policy except that it is based on the following assumptions:
(1)
guaranteed (maximum) cost of insurance rates;
(2)
expense charges described herein;
(3)
a net investment return of 4½%;
(4)
payment of all scheduled premiums when due; and
(5)
no unscheduled premium payments or policy loans.
Because these assumptions are more conservative than the calculations used to calculate the Withdrawal Single Premium, for New York Policies, it is somewhat less likely under certain circumstances that there can be a withdrawal of excess Policy Account Value.
Effect of Withdrawal
Whenever a withdrawal is made, the Death Benefit will immediately be recalculated to take into account the reduction in Policy Account Value. This will not change the Guaranteed Minimum Death Benefit or the amount of scheduled premiums payable before the Premium Change Date. The amount of scheduled premiums after the Premium Change Date may be affected by withdrawals but in no event will they be greater than the amount set forth in the Policy. A withdrawal may, under certain circumstances, have adverse federal income tax consequences, see Federal Income Tax Considerations.
Surrender Privilege
The Policy may be surrendered at any time while the Insured is living for its Net Cash Surrender Value. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. The Net Cash Surrender Value is the Policy Account Value minus any policy loan and accrued interest less any Surrender Charge. NLIC will assess a Surrender Charge if the Policy is surrendered before the 9th Policy Year (see Surrender Charges). NLIC will determine the Net Cash Surrender Value on the date it receives at its Service Center a surrender request signed by the Owner if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the surrender request. All coverage and benefits under the Policy will end on the day the Owner mails or otherwise sends the surrender request to NLIC. NLIC generally will pay the Net Cash Surrender Value to the Owner in a lump sum within seven days after it receives the Owner's completed, signed surrender request. NLIC may postpone payment of surrenders under certain conditions. Surrendering the Policy may have adverse federal income tax consequences, see Federal Income Tax Considerations.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Supplementary Benefits. Additional information on the fees associated with each benefit is in the Fee Table. The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Automatic Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard	● Rebalancing may be done annually See Transfers

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit Rider	Provides a one-time terminal illness benefit payment	Optional
● Rider may be added at any time, subject to
satisfactory additional Evidence of Insurability
● Amount of the accelerated death benefit payment
must be at least $10,000 and cannot exceed
$250,000
● A Death Benefit lien may apply
● Receipt of accelerated death benefits may be
taxable
● Policy will terminate on any Policy Anniversary
when the Death Benefit lien exceeds the Proceeds

Disability Waiver of Premium	Provides for Premium payments to the Policy in the event of the Insured’s total disability	Optional
● Rider must be purchased when the Policy is issued
● Insured’s total disability must be before the Policy
Anniversary nearest the Insured’s 60th birthday and
continue for at least 90 days (or 180 days if the
extended waiting period applies)
● Benefit applies after the commencement and during
the continuance of such disability

Accidental Death Benefit	Payment of an additional fixed amount of Death Benefit upon the Insured’s accidental death	Optional	● Rider must be purchased when the Policy is issued ● Insured must die from accidental bodily injury before the Policy Anniversary nearest the Insured’s 70th birthday
Guaranteed Purchase Option	Allows the Owner to purchase additional insurance on the Insured’s life	Optional	● Rider must be purchased when the Policy is issued ● Additional insurance must be purchased at specified times and under certain circumstances
Standard Policy Charges
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:
Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. This charge is equal to 2.50% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. Premium taxes vary from state to state and the 2.50% is the average rate expected to be paid on premiums received in most states. This charge may be increased in certain localities when substantial additional premium taxes are assessed.
Sales Charge
A charge of 5% of each scheduled Base Premium or unscheduled premium remaining after the premium processing charge has been deducted. This charge is deducted from each premium payment to partially compensate NLIC for the cost of selling the Policy. There also is a Contingent Deferred Sales Charge which is deducted only if the Policy is surrendered or lapses in the first nine Policy Years, see Surrender Charges.

Premium Processing Charge
NLIC will deduct a charge of $1.00 from each premium payment to cover the cost of collecting and processing premium payments. Policies for which premiums are paid annually will therefore incur lower aggregate premium processing charges than Policies with premiums paid more frequently.
The Premium Tax Charge and Sales Charge are a percentage of each scheduled Base Premium and unscheduled premium. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of these charges NLIC will assess.
Surrender Charges
A Surrender Charge, which consists of a Contingent Deferred Administrative Charge and a Contingent Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 9th Policy Year. The Surrender Charge is deducted from the Subaccounts based on the proportion that the Owners' value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
These Surrender Charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing policy records and Policy issue. NLIC does not expect the Surrender Charges to cover all of these costs. To the extent that they do not, NLIC will cover the short-fall from its General Account assets, which may include profits from the Mortality and Expense Risk Charge and Cost of Insurance Charge.
Contingent Deferred Administrative Charge. The Contingent Deferred Administrative Charge is as follows:
Policy Year	Charge per $1,000 Face Amount
1-5	$5.00
6	4.00
7	3.00
8	2.00
9	1.00
10	0
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge is to partially compensate NLIC for the cost of selling the Policy.
If the Special Premium Payment Provision has never been in effect as of the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•
the total premiums paid, less premium processing charges, to the date of surrender or lapse; and
•
the scheduled Base Premiums payable up to such date (scheduled Base Premiums are total scheduled premiums less premium processing charges and premiums for supplementary benefits and for extra-premium class);
If the Special Premium Payment Provision has been in effect prior to the date of surrender or lapse, then the Contingent Deferred Sales Charge is a percentage of the lesser of:
•
the total premiums paid, less premium processing charges, to the date of surrender or lapse; or
•
the scheduled Base Premium that would have been payable up to such date if the Special Premium Payment Provision had never been in effect.
The maximum Contingent Deferred Sales Charge is an amount equal to 25% of the 1st year's scheduled Base Premium, plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5. Expressed differently, this equals 9% of the total scheduled Base Premiums for Policy Years 1 through 5. The maximum Contingent Deferred Sales Charge will be applied to Policies that lapse or are surrendered during Policy Year 5. Thereafter, the Contingent Deferred Sales Charge will be reduced each year until it becomes zero in Policy Years 10 and thereafter.

The following table shows the rates that will apply when Policies with premiums payable annually (and for Insureds with an Issue Age of 65 or less) are surrendered or lapse.
For Policies Which Are Surrendered or Lapse During Policy Year	The Contingent Deferred Sales Charge Rates Will Be The Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Up to the Date of Surrender or Lapse
1	25%	25.00%
2	30%	15.00%
3	35%	11.66%
4	40%	10.00%
5	45%	9.00%
6	40%	6.66%
7	30%	4.28%
8	20%	2.50%
9	10%	1.11%
10 and later	0%	0%
For Insureds whose Issue Age is above 65, the rates that will apply when Policies with premiums payable annually are surrendered or lapse will be less than or equal to those shown in the table above.
For Policies with premiums payable more frequently than annually, the maximum Contingent Deferred Sales Charge is also 25% of the first year's scheduled Base Premiums due on or before the date of surrender or lapse plus 5% of the scheduled Base Premiums for Policy Years 2, 3, 4 and 5 which are payable on or before the date of surrender or lapse (or the same percentages of total premiums paid, if less). The charge declines uniformly in Policy Years 6 through 9 until it becomes zero for Policy Years 10 and thereafter. Although the rate of the Contingent Deferred Sales Charges is the same for annual premium Policies and Policies with premiums paid more frequently than annually, for Policies surrendered at the end of a Policy Year, the dollar amount of this charge will be higher for Policies with premiums paid more frequently than for annual premium Policies because the total amount of the scheduled premiums is higher.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender the policy in exchange for a plan of permanent fixed life insurance offered by NLIC subject to the following:
•
the exchange and waiver may be subject to the policy owner providing NLIC new evidence of insurability and our underwriting approval; and
•
the Disability Waiver of Premium Rider has not been elected .
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy's Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of five components – (a) the Cost of Insurance Charge, (b) Administration Charge, (c) Minimum Death Benefit Guarantee Charge, (d) 1st Year Policy Charge, and (e) Supplementary Benefit Charge. Because portions of the Monthly Deduction, such as the Cost of Insurance Charge, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts based on the proportion that the Owner's value in the Subaccounts bears to the total unloaned Policy Account Value of the Policy.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. If any unscheduled premium payments are made, this charge may be slightly higher for a Policy with the Increasing Death Benefit than for the same Policy with the Basic Death Benefit.
The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy's Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, and withdrawal of excess Policy Account Value. In calculating the Cost of Insurance Charge, the rate for the Premium Class on the Policy Processing Day is applied to the Net Amount at Risk.

Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner. NLIC expects to profit from Cost of Insurance Charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, Sex, and Premium Class of the Insured. The actual monthly cost of insurance rates will be based on NLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. The guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum Cost of Insurance Charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of two standard classes – smoker and nonsmoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Administration Charge
A monthly Administration Charge of $3.25 and $0.015 per $1,000 of Face Amount is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Minimum Death Benefit Guarantee Charge
This charge compensates NLIC for the risk it assumes by guaranteeing that, no matter how unfavorable Investment Experience may be, as long as required scheduled premiums are paid when due the Death Benefit will never be less than the Face Amount of the Policy if the Basic Death Benefit applies and the Face Amount of the Policy plus the sum of unscheduled premiums received by NLIC as of the date of death if the Increasing Death Benefit applies. This charge is equal to $0.01 per $1,000 of the applicable Guaranteed Minimum Death Benefit. For a Policy with a Guaranteed Minimum Death Benefit of $50,000, the deduction will be $0.50 per month or $6.00 per year.
First Year Policy Charge
A charge of $5.00 will be deducted on each of the first 12 Policy Processing Days. This charge in conjunction with the Contingent Deferred Administrative Charge compensates NLIC for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy.
Supplementary Benefit Charge
If the Special Premium Payment Provision is in effect, charges for any supplementary benefits or for extra-premium class will be deducted on each Policy Processing Day a scheduled premium otherwise would be due. These charges will be 92.5% of the premiums otherwise payable for these benefits.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.60% (or a daily rate of 0.001644) of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
If the Mortality and Expense Risk Charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

Transfer Charge
NLIC currently allows make four transfers among the Subaccounts each Policy Year with no additional charge.
•
NLIC deducts $25 for the 5th and each additional transfer made during a Policy Year to compensate for the costs of processing these transfers. NLIC deducts the transfer charge from the amount being transferred.
•
for purposes of assessing the transfer charge, NLIC considers each telephone, fax, email, or written request to be one transfer, regardless of the number of Subaccounts affected by the transfer.
•
transfers due to automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges either an annual fixed interest rate of 8.00% or a variable loan interest rate on policy loans. The maximum variable interest rate is the greater of 5.50% or the Moody's Corporate Bond Yield Average-Monthly Average Corporates as published by Moody's Investors Services, Inc.
After offsetting the interest NLIC guarantees it will credit on loaned amounts, which is equal to an annual rate of 1.50% below the 8.00% fixed interest rate or variable loan interest rate, the net cost of loans is 1.50% (annually).
Charge for Income Taxes
NLIC currently does not charge the Separate Account for its corporate federal income taxes. However, NLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.
Guarantee of Certain Charges
NLIC guarantees that it will not increase the charges deducted from premiums, and the charge to the Separate Account for mortality and expense risks.
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the prospectuses of the Funds.
Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual financial professionals typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a financial professional for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio each business day. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•
Portfolio 12b-1 fees, which are deducted from Portfolio assets;
•
sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•
payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2025, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 50% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction (see Fee Table).
An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Guaranteed Purchase Option rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are (a) the amount of premiums an Owner pays, (b) the Cost of Insurance Charges under the Policy and under the rider, (c) the investment performance of the Subaccounts in which an Owner allocates premiums, (d) an Owner's level of risk tolerance, and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.
NLIC currently offers the following riders under the Policy:
•
Disability Waiver of Premium;
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Accelerated Death Benefit;
•
Accidental Death Benefit; and
•
Guaranteed Purchase Option.
Accelerated Death Benefit Rider
Applicants residing in states that have approved the Accelerated Death Benefit rider (the "ADBR") may generally elect to add it to their Policy at any time, subject to NLIC receiving satisfactory additional Evidence of Insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state to state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.
The ADBR permits the Owner to receive, at his or her request and upon approval by NLIC, an accelerated payment of part of the Policy's Death Benefit generally when one of the following two events occurs:
(1)
Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

(2)
Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.
There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.
Tax Consequences of the Rider. The federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, Owners should consult a tax adviser before adding the ADBR to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by NLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term eligible Death Benefit under the ADBR means:
The Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by NLIC, minus:
(1)
any dividend accumulations;
(2)
any dividends due and not paid;
(3)
any dividend payable at death if the Insured died at such time;
(4)
any premium refund payable at death if the Insured died at such time; and
(5)
any insurance payable under the terms of any other rider attached to a Policy.

Example:
Assume the following:
● The Policy’s Death Benefit is $100,000 ● The Requested Percentage of the Face Amount is 50%. ● The guaranteed administrative charge is $250.
Using the above assumptions, the Accelerated Death Benefit (ADB) would be calculated.
ADB	=	[50% x $100,000] – $250
ADB	=	[$50,000] – $250
ADB	=	$49,750
An Owner must submit written notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. There are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Proceeds under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit due proof of eligibility and a completed claim form to NLIC at its Service Center. Due proof of eligibility means a written certification (described more fully in the ADBR), in a form acceptable to NLIC, from a treating physician stating that the Insured has a terminal illness or is expected to be permanently confined in a nursing care facility. NLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment the accelerated death benefit. NLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the terminal illness or permanent confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.
Operation of the Rider. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "Death Benefit lien") in the amount of this advance. Interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon is subtracted from the amount of Proceeds at death.
Effect on Existing Policy. The Proceeds at death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any Death Benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a surrender, a policy loan, or a withdrawal of excess Policy Account Value, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding Death Benefit lien plus accrued interest. Therefore, depending upon the size of the Death Benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero. Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned premiums and policy loan interest may be paid automatically through additional accelerated death benefits. In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the Death Benefit lien exceeds the Proceeds.
Other Riders
In addition to the ADBR, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deductions.
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Disability Waiver of Premium. Providing that in the event of the Insured's total disability before the Policy Anniversary nearest the Insured's 60th birthday and continuing for at least 90 days (where permitted), NLIC will waive all scheduled premiums after the commencement and during the continuance of such disability. NLIC may offer a 180 day extended waiting period for certain Insureds who do not qualify for the normal 90 day period.

Example:
Assume:
● the Disability Waiver of Premium Benefit Rider Monthly Benefit Amount is $700,
● the Insured has been totally disabled for six consecutive months,
● at the time of disability, the Policy was at the end of the 7th year and the Insured’s Attained Age was 59, and
● the Premiums paid over the life of the policy totaled $42,000.
Since the average monthly Premium paid over the 84 months (7 Years x 12 months) prior to the disability was $500 ($42,000 divided by 84), a monthly credit of $500 will be applied to the policy until the Insured ‘s Attained Age reaches 65, or until the Insured is no longer disabled, if sooner.

•
Accidental Death Benefit. Providing for an additional fixed amount of Death Benefit in the event the Insured dies from accidental bodily injury before the Policy Anniversary nearest the Insured's 70th birthday.

Example:
Assume the policy is issued with a Face Amount of $500,000, an additional $100,000 of death benefit under the Accidental Death Benefit, and the Basic Death Benefit Option
applies. If the Insured dies from accidental bodily injury at age 65, the Proceeds paid to the beneficiary would be $600,000 ($500,000 + $100,000), as long as the rider has not otherwise terminated.

•
Guaranteed Purchase Option. Providing that the Owner may purchase additional insurance on the Insured's life at specified times without Evidence of Insurability and under certain other circumstances.

Example:
Assume the following:
● Guaranteed Purchase Option Rider was elected for $50,000 and is in effect
● The policy is on the 3rd anniversary and the Insured’s Attained Age is 28
● The Face Amount is $100,000.000
● The owner can then exercise the Guaranteed Purchase Option that will increase the policy’s Face Amount by an additional $50,000 with no underwriting. After the election of the Guaranteed Purchase Option, the Face Amount will be $150,000.

Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.

The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient’s taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate, and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policyholder. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the extent to which a policy owner may direct their investment to particular underlying investment options without being treated as the owner of the separate account, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals, loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts deducted from the policy’s Cash Value used to pay the cost of any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

Depending on the policy owner’s circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner’s individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. A policy may become a modified endowment contract because of a "reduction in benefits" as defined by Section 7702A of the Code, or may become subject to a new 7-year testing period because of a "material change."
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the 'investment in the contract' (generally, the net Premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the Policy Owner if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the Policy Owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any Premium paid that exceeds the modified endowment limits.
A Life Insurance Policy that is NOT a Modified Endowment Contract
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid (investment in the contract), and then taxable income after full recovery of the investment in the contract. Distributions not in excess of investment in the contract will reduce the owner's investment in the contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable investment in the contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In circumstances where the policy indebtedness is very large, the amount of tax could exceed the amount of cash distributed to the policy owner at surrender.

The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold, it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will prevent taxation of the death benefit proceeds if the transfer is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer in a reportable policy sale or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).

The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under Section 101 of the Code. In this situation the distribution is treated as paid by reason of the insured’s death and will generally be excluded from gross income under Section 101 of the Code.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if (1) the statutory notice and consent requirements are satisfied before the policy is issued, and (2) one of the following apply:
1.
The insured was an employee at any time during the 12-month period before the insured’s death.
2.
At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.
The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employer) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.
The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.

Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer’s responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.

FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid Premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Financial Statements
Financial statements for the Separate Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000085895NW/index.php?ctype=product_sai.

Appendix A: Calculation of Net Investment Factor and Policy Account Value of the Policy
Following is a description of how the net investment factor is calculated and how the net investment factor is used to determine the Policy Account Value of the Policy.
Net Investment Factor
Each Separate Account has its own net investment factor. The net investment factor of the Separate Account for a Valuation Period is a divided by b, minus c, where:
(a)
is:
(1)
the value of the assets in the Separate Account for the preceding Valuation Period; plus
(2)
the investment income and capital gains, realized or unrealized, credited to those assets during the Valuation Period for which the net investment factor is being determined; minus
(3)
the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus
(4)
any amount charged against the Separate Account for taxes, or any amount NLIC sets aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of the Separate Account; and
(b)
is the value of the assets for the preceding Valuation Period; and
(c)
is a charge no greater than 0.60% per year (.001644% for each day in the Valuation Period) for mortality and expense risks.
The charge in c. is expressed as a percentage of assets in the Subaccount at the beginning of each day during the Valuation Period.
Calculation of Policy Account Value
When the first net scheduled premium is allocated to the Separate Account, the Policy Account Value of each Subaccount on the Policy Date will equal the Net Premium allocated to that Subaccount minus the first Monthly Deduction allocated to that Subaccount. Thereafter, on each Valuation Day, the Policy Account Value of each Subaccount will equal:
(1)
the Policy Account Value of the Subaccount on the previous Valuation Day times the net investment factor for the current Valuation Period; plus
(2)
any Net Premiums received during the current Valuation Period which are allocated to that Separate Account; plus
(3)
any Policy Account Value which, during the current Valuation Period:
(a)
is transferred to the Separate Account from the General Account when any loan amount is repaid, including interest credited to loaned amounts; and/or
(b)
is transferred to the Subaccount from another Subaccount when requested by the Owner; minus
(4)
any Policy Account Value which, during the current Valuation Period:
(a)
is transferred from the Separate Account to the General Account when the Owner borrows on the Policy or fails to pay interest when due; and/or
(b)
is transferred from the Subaccount to another Subaccount when requested by the Owner; plus
(5)
any dividends credited to the Separate Account during the current Valuation Period; minus
(6)
the Monthly Deductions allocated to the Separate Account during the current Valuation Period; minus
(7)
any partial withdrawals during the current Valuation Period which are allocated to the Separate Account.
The Policy Account Value of the Policy is equal to: (a) the sum of the Policy Account Value of each Subaccount; plus (b) the Policy Account Value in the General Account attributable to any outstanding policy loans.

Appendix B: Portfolios Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000085895NW/index.php. This information can also be obtained at no cost by calling 1-800-688-5177 or by sending an email request to FLSS@nationwide.com. The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix D: Financial Intermediary Variations).
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Alger Small Cap Growth Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	0.97%	5.91%	-4.92%	8.83%
Allocation	Fidelity Variable Insurance Products Fund - VIP Asset Manager 50% Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.51%*	14.98%	5.67%	7.13%
Equity	Fidelity Variable Insurance Products Fund - VIP Equity- Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.46%	19.02%	12.51%	11.60%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.55%	14.90%	13.70%	17.45%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%*	10.36%	4.22%	5.59%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.37%	7.22%	0.06%	2.71%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FIL Investment Advisors, FIL Investment Advisors (UK) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.72%	20.39%	6.62%	7.93%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Equity Portfolio: Service Class (formerly, MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class) Investment Advisor: Massachusetts Financial Services Company	1.14%*	32.96%	7.02%	9.68%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Allspring Global Investments, LLC	0.83%*	5.91%	-2.09%	9.67%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	21.42%	11.52%	11.37%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.62%*	17.18%	12.58%	14.44%
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	1.12%*	36.15%	1.01%	6.31%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.69%*	7.13%	-0.60%	1.18%
Capital Preservation	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.47%	3.91%	2.95%	1.85%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.97%	14.42%	5.67%	6.92%
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.79%	16.47%	9.86%	11.85%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.77%*	11.88%	11.98%	13.21%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.58%	6.88%	-0.77%	2.08%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.80%	5.43%	1.88%	2.12%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.05%*	10.37%	8.61%	11.00%
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class I This Portfolio is no longer available to accept transfers or new premium payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Putnam Investment Management, LLC	0.97%*	34.99%	11.04%	7.65%
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Putnam Investment Management, LLC	0.83%*	35.21%	11.20%	7.72%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.26%	17.59%	14.13%	14.52%
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Value Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	1.06%*	2.16%	7.98%	7.69%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares Investment Advisor: Neuberger Berman Investment Advisers LLC	0.93%	5.71%	2.56%	2.30%
Fixed Income	VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.10%*	18.49%	3.91%	5.24%
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Van Eck Associates Corporation	1.30%*	29.92%	-0.77%	5.47%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.08%	36.48%	10.51%	8.33%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix C: State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
State	State Law Variations
Alabama
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period immediately preceding the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Colorado	● Suicide provision is one year.
Connecticut
● Accidental Death Benefit Rider – This benefit will not be payable if the Insured’s death was the result of voluntary use of any controlled substance as defined in Title II of the
Comprehensive Drug Abuse Prevention and Control Act of 1970, as now and hereafter amended, unless prescribed for the Insured by his or her physician.
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Illinois
● Disability Waiver Benefit Rider - The exclusion that bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition does not apply.

Indiana
● Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.

Maryland
● During the first five Policy Years, the minimum Death Benefit will be at least equal to the initial Face Amount on the Policy Issue Date if premiums are duly paid and if there are no outstanding policy loans, partial withdrawals or partial surrenders. After the first 5
Policy Years, the Net Cash Surrender Value must be sufficient to cover the monthly deductions for the Face Amount at that time.
● The Exchange Provision allows the exchange to a policy of permanent fixed benefit life insurance within 18 months following the Policy Issue Date.
● The Special Transfer Right provision is not available.
● Guaranteed Minimum Death Benefit Rider is titled No-Lapse Guarantee Upon Payment of Minimum Guarantee Premium Rider.

Missouri
● SUICIDE – Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this Policy where the Policy is issued to a Missouri citizen, unless the insurer can show that the
Insured intended suicide when he applied for the Policy, regardless of any language to the contrary in the Policy.

Montana	● All references to sex are unisex.
New Hampshire
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting itself within two years of the effective date of this Rider for which treatment was sought within this two-year period.

State	State Law Variations
New Jersey
● A Face Amount increase made during the first five policy years will result in an increase of the Minimum Annual Premium.
● Disability Waiver Benefit – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition.
● Guaranteed Minimum Death Benefit Rider – The provisions of this rider replace the 5 year Minimum Guarantee Premium requirement stated in the Policy.

North Dakota	● Suicide – Suicide provision is one year and will be of no effect unless the Company can show that the Insured intended suicide when he or she applied for this Policy.
Pennsylvania
● At least 60 days before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.
● Disability Waiver Benefit Rider – Definition of Total Disability – a disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in an occupation. A) During the first 5 years of total disability. "Occupation" means the regular occupation of the Insured at the time the disability started. If, however, during this 5-year period the Insured is engaged in any gainful occupation for which he or she is qualified, he or she will not be deemed totally disabled. B) After the first 5 years of total disability,
"occupation" means any gainful occupation for which the Insured is qualified.

South Carolina
● Disability Waiver Benefit Rider – Bodily injury occurring, or sickness first manifesting itself before this rider took effect is not an exclusion in South Carolina unless such injury or sickness was shown in the application for this rider.

South Dakota
● Disability Waiver Benefit Rider – Definition of Total Disability. A disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.

Texas
● Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.

Appendix D: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this policy impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and investment options that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. Currently, Nationwide is not aware of any such restrictions; however, this conclusion is based only on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Owners should discuss broker-dealer restrictions on features, benefits, and investment options directly with their financial professional.

Outside back cover page
The Statement of Additional Information contains additional information about the Separate Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-688-5177 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000085895NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000085895NW/index.php?ctype=product_prospectus.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000085895

Options®
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Individual Modified Premium Variable Life Insurance Policy
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182928
Columbus, OH 43218-2928
Telephone: 1-800-688-5177
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Modified Premium Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2026 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Right to Contest the Policy
In issuing the Policy, Nationwide relies on all statements made by or for the Owner and/or the Insured in the Application or in a supplemental Application. Therefore, Nationwide may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).
However, the Policy will not be contested after the Policy has been in force during the Insured's lifetime for two years from the Policy Issue Date. Likewise, any Policy change that requires Evidence of Insurability or any reinstatement of the Policy will not be contested after such change or reinstatement has been in effect during the Insured's lifetime for two years.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
Assignment
The Owner may assign any and all rights under the Policy. No assignment binds Nationwide unless in writing and received by Nationwide at its Service Center. Nationwide assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan, Policy liens, garnishments, court orders, or any previous assignments. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
2

Premium Classes
NLIC currently places each Insured into one of two standard Premium Classes – nonsmoker and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.
Since the nonsmoker designation is not available for Insureds under Attained Age 22 (21 in Texas), shortly before an Insured attains age 22, NLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the Application, cost of insurance rates will be based on the Premium Class shown in the Policy. However, if the Insured returns the Application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
3

Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•
the number of Insureds;
•
the size of the group of purchasers;
•
the total Premium expected to be paid;
•
total assets under management for the Owner;
•
the nature of the relationship among individual Insureds;
•
the purpose for which the Policies are being purchased;
•
the expected persistency of individual Policies; and
•
any other circumstances which are rationally related to the expected reduction in expenses.
Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•
Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•
Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1-month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•
Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•
Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•
Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•
the Final Policy Date;
•
the end of the Grace Period without a sufficient payment;
4

•
the date the Insured dies; or
•
the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•
the request must be in writing and signed by the Policy Owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•
the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
•
the surrender Proceeds must be returned in their entirety; and
•
the Insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•
the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•
any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•
interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•
interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•
any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the
5

issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
6

Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
Financial Statements
The December 31, 2025 financial statements of the Separate Account and the December 31, 2025 financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company also contains an emphasis of matter paragraph that states that Nationwide Life Insurance Company’s subsidiary received permission from the Ohio Department of Insurance in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025, 2024 and 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. KPMG LLP’s opinions are not modified with respect to this matter.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
7

Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
8

PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Board of Directors Resolutions –
1)
Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033- 02625.
2)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post- Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post- Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
4)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
5)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
6)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
7)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
8)
Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
b)
Not applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contracts –
1)
Modified Premium Variable Life Insurance Policy Forms (C111, C111A, C112 & C112A). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
2)
Disability Waiver of Premium Rider – at issue (C545). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)
Disability Waiver of Premium Rider – after issue (C550). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
4)
Guaranteed Purchase Option Rider (C645). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.

5)
Variable Loan Interest Rate Rider (C744VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
6)
Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
7)
Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
8)
Change from Fixed to Variable Loan Interest Rate Rider (14918VL). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
9)
Increasing Death Benefit Rider (C310). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
10)
Form of Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums. Opinion and Consent of James Bernstein, Esquire. Incorporated herein by reference to Post-Effective Amendment No. 21, filed on April 23, 2001, File No. 033-02625.
e)
Applications –
1)
Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
2)
Supplemental Application for Modified Premium. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)
Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
f)
Depositor's Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Previously filed with initial registration statement 333-164118 on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Previously filed with initial registration statement 333- 164118 on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)
Reinsurance Contracts –
1)
Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2)
Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3)
Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
4)
Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5)
Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6)
Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.

7)
Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre- Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre- Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10)
YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11)
YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
h)
Form of Participation Agreements –
Unless indicated as attached hereto, the following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company, Incorporated. dated October 1, 2004 with the registration statement under 333-164118, post-effective amendment number 3 filed on April 26, 2011 as document algeramericanpfa.htm
3)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre- effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
7)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
8)
Participation Agreement among (Fidelity) Variable Insurance Products Funds, Fidelity Distributors Company LLC, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Jefferson National Life Insurance Company of New York dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99h14.htm.
9)
This field is intentionally blank.
10)
This field is intentionally blank.

11)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
12)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
13)
Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, as amended, dated February 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfsfpa99h11.htm
14)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
15)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
16)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
17)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
18)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
19)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
20)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
21)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
22)
Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
23)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
24)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
i)
Form of Administrative Contracts –
Unless indicated as attached hereto, the following administrative contracts were previously filed and are hereby incorporated by reference.

1)
Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1a.htm
2)
Financial Support Agreement with AIM Distributors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1b.htm
3)
Administrative Service Agreement with Fred Alger Management, Inc. and Fred Alger & Company Incorporated dated October 1, 2004, as amended, with registration statement under 333-227783, post- effective amendment 9 filed on December 1, 2021 as document d145743dex99i33.htm. Portions of this exhibit have been redacted.
4)
Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebersteinasa.htm
5)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentasa99i2.htm
6)
Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333- 137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockasa.htm
7)
Restated Administrative Services Agreement with The Dreyfus Corporation, as amended, and 12b-1 letter agreement dated, as amended, dated June 1, 2003 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document dreyfusasa99i3.htm
8)
Dealer Agreement with Federated Securities Corp. dated October 26, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4a.htm
9)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4b.htm
10)
Service Agreement between Fidelity Investments Institutional Operations Company LLC and Nationwide Investment Services Corporation dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 as document d777109dex99i13.htm. Portions of this exhibit have been redacted.
11)
Service Contract between Fidelity Distributors Company LLC and Nationwide Investment Services Corporation dated October 18, 2023 with the registration statement under 333-177439, post-effective amendment number 42 as document d777109dex99i14.htm. Portions of this exhibit have been redacted.
12)
Administrative Services Agreement with Franklin Templeton Services, LLC, as amended dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankasa99i6.htm
13)
Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusasa99i7.htm
14)
Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc. dated January 30, 2013 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b39.htm
15)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), as amended dated May 2, 2005 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document nwasa99i10.htm
16)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm

17)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
18)
Administrative Services Agreement with Pacific Investment Management Company LLC, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasaa.htm
19)
Administrative Services Agreement with PIMCO Variable Insurance Trust, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasab.htm
20)
Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., as amended dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document troweasa99i13.htm
21)
Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.), as amended dated May 5, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univasa99i14.htm
22)
Administrative Services Agreement with Van Eck Securities Corporation, as amended dated November 3, 1997 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckasa.htm
23)
Administrative Services Agreement with Waddell & Reed, Inc., as amended dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedasa.htm
24)
Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargoasa.htm
25)
Administrative Services Agreement with Putnam Retail Management Limited Partnership, as amended dated August 1, 2006 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamasa.htm
j)
Not applicable.
k)
Legal Opinion – Filed previously with initial registration statement 333-164118 on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.
l)
Not applicable.
m)
Not applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not applicable.
p)
Not applicable.
q)
Redeemability Exemption – Filed previously with Post-Effective Amendment No. 17 to the registration statement (File No. 333-164118) on April 21, 2023 and hereby incorporated by reference.
r)
Not Applicable.
99)
Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.

Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.
Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.

Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5

Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide Provident VLI Separate Account 1
(Registrant)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Nationwide Life Insurance Company
(Depositor)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney